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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2000


                            ALLIANT TECHSYSTEMS INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-10582                41-16726904
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


           600 SECOND STREET N.E.
             HOPKINS, MINNESOTA                            55343-8384
    (Address of principal executive office)                (Zip Code)


       Registrant's telephone number, including area code: (612) 931-6000


                                 NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)
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Item 5.  Other Events.

     On May 16, 2000, the registrant named Scott S. Meyers, Vice President and Chief Financial Officer, to the position of Executive Vice President and Chief Financial Officer. Additionally, Scott S. Meyers was elected to the registrant's Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLIANT TECHSYSTEMS INC.


Date:  May 16, 2000
                                       By:  /s/ Daryl L. Zimmer
                                       Name: Daryl L. Zimmer
                                       Title: Vice President, General Counsel &
                                              Secretary